UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FDEF	The NASDAQ Stock Market

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 30, 2019, First Defiance Financial Corp. (“First Defiance”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 1, 2019, the voting record date, there were 19,859,489 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 17,707,740 shares, or 89.16%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i)	The following directors were elected at the Annual Meeting for a three-year term to expire at the 2022 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
Terri A. Bettinger	15,637,763	359,765	1,710,212
John L. Bookmyer	15,388,505	609,023	1,710,212
Thomas K. Herman	15,530,877	466,651	1,710,212
Thomas A. Reineke	15,174,277	823,251	1,710,212

Other directors whose terms of office continued after the Annual Meeting:

Robert E. Beach

Douglas A. Burgei

Donald P. Hileman

Jean A. Hubbard

Barbara A. Mitzel

Charles D. Niehaus

Mark A. Robison

Samuel S. Strausbaugh

(ii)	First Defiance’s shareholders approved, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
15,120,478	569,849	1,710,212	307,201

(iii)	First Defiance’s shareholders voted, in a non-binding advisory vote, to hold a say-on-pay vote every 1 year, with final voting results as follows:

Number of Votes:
1 Year	2 Years	3 Years	Broker Non-Votes	Abstain
13,901,974	92,751	1,784,164	1,710,212	218,639

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(iv)	First Defiance’s shareholders approved the proposal (“Proposal 4”) to amend its Articles of Incorporation, as amended (the “Articles”), to remove the supermajority voting standard for amendments to its Code of Regulations (the “Code”). The affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 4. Approval of Proposal 4 was also conditioned upon the approval of Proposal 5 (as defined below), which was also approved by First Defiance’s shareholders. The final voting results for Proposal 4 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
15,283,056	420,974	1,710,212	293,498

(v)	First Defiance’s shareholders approved the proposal to amend the Code to remove the supermajority voting standard for amendments thereto (“Proposal 5”). The affirmative vote of at least two-thirds of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 5. In addition, the approval of Proposal 5 was conditioned upon the approval of Proposal 4, which was also approved by First Defiance’s shareholders. The final voting results for Proposal 5 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
15,202,696	484,824	1,710,212	310,008

(vi)	First Defiance’s shareholders approved the proposal to amend the Articles to remove the supermajority voting standard for amendments thereto (“Proposal 6”). The affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 6. The final voting results for Proposal 6 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
15,205,054	484,928	1,710,212	307,546

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(vii)	First Defiance’s shareholders approved the proposal to amend the Articles to remove the supermajority voting standard for approval of certain business combinations (“Proposal 7”). The affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast at the Annual Meeting was required to approve Proposal 7. The final voting results for Proposal 7 were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
15,302,007	478,341	1,710,212	217,180

(viii)	First Defiance’s shareholders ratified the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2019 fiscal year, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
17,281,291	191,180	-	235,269

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Executive Officer

Date: May 3, 2019

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